UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report: November 3, 2003


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)




EOG RESOURCES, INC.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             99.1  Press Release of EOG Resources, Inc. dated November 3, 2003

Item 12. Results of Operations and Financial Condition

On November 3, 2003, EOG Resources, Inc. issued a press release announcing third quarter 2003 financial and operational results. A copy of this release is attached as
Exhibit 99.1 to this filing and is incorporated herein by reference. This information is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                EOG RESOURCES, INC.



Date: November 3, 2003          By: /s/ TIMOTHY K. DRIGGERS
                                        Timothy K. Driggers
                           Vice President and Chief Accounting Officer
                                   (Principal Accounting Officer)


                          EXHIBIT INDEX


Exhibit No.      Description

99.1           Press Release of EOG Resources, Inc. dated November 3, 2003